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Exhibit 99.1

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  Exhibit 99.1

OglethorpePower

First Quarter 2012 Investor Briefing



May 21, 2012

Participants



Tom Smith
President and
Chief Executive Officer



Mike Price
Executive Vice President and
Chief Operating Officer



Betsy Higgins
Executive Vice President and
Chief Financial Officer



Notice to Recipients

Risk Factors and Forward Looking Statements

Certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) ("Oglethorpe") during the course of this presentation that are not historical facts are forward-looking statements. Although Oglethorpe believes that the assumptions underlying these statements are reasonable, you are cautioned that such forward-looking statements are inherently uncertain and involve necessary risks that may affect Oglethorpe's business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind risk factors and other cautionary statements included in Oglethorpe's SEC filings.

Any forward-looking statements made are subject to all the risks and uncertainties, many of which are beyond management's control, as described in Oglethorpe's SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Oglethorpe's actual results and plans could differ materially from those expressed in any forward-looking statements.

Oglethorpe undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

This electronic presentation is provided as of May 21, 2012. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented, and Oglethorpe has not undertaken any obligation to update this electronic presentation.

Non-GAAP Financial Measures

This electronic presentation contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC. For purposes of Regulation G, a "non-GAAP financial measure" is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Oglethorpe has provided, as a part of this electronic presentation, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used in this electronic presentation are commonly used by rating agencies in evaluating Oglethorpe. Accordingly, Oglethorpe believes that these financial measures may be useful to investors in assessing Oglethorpe.

Overview of Oglethorpe Power Corporation

OglethorpePower

Business

- Not-for-profit Georgia electric membership corporation.
- One of the largest electric cooperatives in the United States.
- Owns or leases approximately 7,075 MW of generation capacity.
- Operates or schedules another 1,287 MW on behalf of the Members.
- 2011 system peak of 9,000 MW.

Members

- Wholesale electric power provider for 39 distribution cooperatives in Georgia (the "Members").
- Take or pay, joint and several Wholesale Power Contracts through December 2050.
  - Allows for recovery of all costs, including debt service.

Ratings

- Senior Secured Ratings: Baa1 / A / A (all stable)
- Short-term Ratings: P-2 / A-1 / F1

Financial

- 2011 revenues of approximately $1.4 billion.
- Total assets of approximately $8.1 billion.

Member Systems and Service Territory

- Members' service territory:
  - Serves 1.8 million meters, representing approximately 4.1 million people.
  - Covers 38,000 square miles, or 65 percent of Georgia.
  - Includes 151 out of 159 counties in Georgia.

- In 2011, Cobb EMC and Jackson EMC accounted for 12.5% and 10.9% of our total revenues, respectively.
  - No other Member over 10%.

- Members' load:
  - Approximately 2/3 residential.
  - Exclusive right to provide retail service in designated service territories.
  - No residential competition.
  - Competition only at inception for C&I loads in excess of 900kW.



= *Oglethorpe's Members*

2011 Member Customer Base by MWh Sales


Other
3%
Commercial
and
Industrial
29%
Residential
68%

Members’ Competitive Position

OglethorpePower



Residential Retail Rate Comparison
(Cents per kWh)
13
12
11
10
9
8
7
6
2003
2004
2005
2006
2007
2008
2009
2010
2011
8.0
8.0
9.0
9.0
9.1
10.0
10.3
10.4
11.9
7.3
7.6
8.6
8.9
9.0
9.8
10.2
10.0
10.4
Oglethorpe Member Average
Georgia Power (a)

(a) Source: Georgia Power Company 2011 Form 10-K

U.S. Residential Retail Average (2011) = 11.79 cents per kWh

2012 Capacity and Energy

OglethorpePower


Rocky Mountain Pumped Storage Hydro
Murray Energy Facility
Hartwell Energy Facility
Sewell Creek Energy Facility
Doyle Generating Plant
Plant Wansley
Plant Scherer
Chattahoochee Energy Facility
Plant Vogtle
Hawk Road Energy Facility
Plant Hatch
Talbot Energy Facility
Smarr Energy Facilitiy

2012 Capacity[(a)]


Gas
Nuclear
Coal
Hydro
54%
16%
20%
10%

Energy[(a)]

12 Months Ending 3/31/2012


4%
28%
30%
38%
5%
17%
34%
44%
Member Sales
Member & Non-Member Sales

[(a)] Includes Oglethorpe and Smarr EMC resources. Capacity reflects planning capacity.

Operations Highlights



Mike Price
Executive Vice President and
Chief Operating Officer



Vogtle Units 3 & 4 Project Highlights

OglethorpePower

- New AP1000 units will be adjacent to existing two units at Vogtle site.
- Experienced developer and operator, Southern Nuclear.
- Very favorable EPC contract with experienced contractors, Westinghouse and Stone & Webster (EPC Consortium) which includes parent guarantees.
- 30% share or 660 MW of 2,200 MW total capacity from additional units.
  - Georgia Power, MEAG and City of Dalton are other co-owners.
  - Oglethorpe's share is fully subscribed by its Members.
- $4.2 billion estimated total cost to Oglethorpe (including AFUDC).



Conceptual Drawing of Vogtle Units 3 & 4
• Georgia Power 45.7%
• Oglethorpe Power 30.0%
• MEAG 22.7%
• Dalton Utilities 1.6%

Vogtle Units 3 & 4 Capital Expenditures



OglethorpePower
($ Billions)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Actuals
Forecasts
$1.36 billion spent to date through 3/31/2012
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
MAY 2005 Development Agreement
APR 2006 Definitive Agreements
AUG 2006 Filed Early Site Permit (ESP) with NRC
MAR 2008 Filed Combined Construction Operating License (COL) with NRC
AUG 2009 NRC Issuance of ESP/LWA
MAY 2010 Signed DOE Conditional Term Sheet
AUG 2011 NRC Staff Completed Work on FSER for both AP1000 DCD and COL
DEC 2011 DCD Final Rule Effective
FEB 2012 COLs Issued
Q3 2012 Projected Start of DOE Funding
2016 Unit 3 in Service
2017 Unit 4 in Service

Construction Update

Site Overview



Cooling Towers
Unit 3
Unit 4
Module Assembly Building
Unit 3 CV Bottom Head
Unit 4
Heavy Lift Derrick
Unit 3 CR10
Unit 3 Condenser
Unit 3

Construction Progress

Rebar and Embedded Piping Installation for Unit 3 Nuclear Island Basemat


C4
C3
C2
C1

Vogtle Unit 3 turbine building work with assembly of heavy lift derrick boom in background



Vogtle Unit 3 turbine building construction

March 29, 2012

©2012 Southern Company, Inc. All rights reserved.

Cooling Tower Foundations



Vogtle Unit 3 cooling tower construction

March 29, 2012

©2012 Southern Company, Inc. All rights reserved.

Cooling Tower Foundations



Assembly of Unit 3 and 4 Containment Vessel Components



OglethorpePower

Fit-Up and Welding of CA20 Submodules in Module Assembly Building



OglethorpePower

River Water Intake Construction



Training for Engineering and Operations



Engineering training taking place at new Vogtle Training facility; new training facility also being used to train Vogtle 3 and 4 operators August 11, 2011

© 2011 Southern Company, Inc. All rights reserved.

Plant Vogtle

OglethorpePower



Conceptual Drawing of Vogtle Units 3 & 4

- Georgia Power 45.7%
- Oglethorpe Power 30.0%
- MEAG 22.7%
- Dalton Utilities 1.6%

Financial Highlights



Betsy Higgins
Executive Vice President and
Chief Financial Officer



DOE Loan Guarantees for Vogtle 3 & 4

OglethorpePower

- Submitted Part I and Part II loan applications in 2008.
- Signed conditional term sheet with DOE in May 2010.
- DOE loan guarantee targets 70% of eligible project costs, not to exceed $3.057 billion.
- All-in pricing expected to be favorable relative to taxable capital markets.
- Will be secured under Oglethorpe's First Mortgage Indenture on parity with other secured debt.
- Final approval subject to negotiation of definitive agreements, due diligence by DOE and satisfaction of other conditions.
- Final loan approval is expected no earlier than third quarter 2012.
- Any costs not funded by DOE will be financed through taxable bonds.

RUS Loan Status

OglethorpePower

Purpose/Use of Proceeds	Amount	Advanced (to date)	Remaining Amount
Approved Loans			
General Improvements	$ 92,000,000	$ 43,223,440	$ 48,776,560
General & Environmental Improvements	$ 441,522,000	$ 386,026,334	$ 55,495,666
General & Environmental Improvements	$ 310,228,000	$ 97,083,502	$ 213,144,498
Hawk Road Energy Facility	$ 203,100,000	$ 106,648,215	$ 96,451,785
Hartwell Energy Facility	$ 170,000,000	$ 170,000,000	$ -
General Improvements	$ 127,703,000	$ -	$ 127,703,000
Murray Units I and II	$ 492,610,000	$ -	$ 492,610,000
	$ 1,837,163,000	**$ 802,981,491**	**$ 1,034,181,509**

Oglethorpe's Available Liquidity

as of
May 18, 2012

Borrowings Detail
$251.9 MM Letter of Credit Support for VRDBs/Murray
$277.7 MM Murray Acquisition Interim Financing
$231.0 MM Vogtle Interim Financing
$100.1 MM Vogtle Interest Rate Hedging
$ 0.5 MM CT Interim Financing



2,000
1,500
1,000
500
0
(Millions)
$1,925
-$861
$1,064
$316
$1,380
Total Credit Facilities
Less Borrowings
Available Line Capacity
Cash (Excluding $103 Million in RUS...
Total Liquidity

Represents 489 days of liquidity on hand.

Rate Structure Assures Recovery of All Costs + Margin

OglethorpePower

- MFI coverage requirement of 1.10x under First Mortgage Indenture.
  - Achieved 1.14x MFI for 2010 and 2011.
  - Budget of 1.14x MFI for 2012.
- Formulary rate under Wholesale Power Contract.
  - Designed to recover all costs, plus margin, without any further regulatory approval.
  - Annual budget and rate adjustments to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority.
  - Changes to rate schedule are subject to RUS approval.
- Fixed costs:
  - Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary.
  - Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required).
- Energy costs:
  - Actual costs are passed through.
  - Monthly true-up of estimate vs. actual.



Margin Coverage
MFI Coverage
Net Margin (Mn)
1.16
1.14
1.12
1.10
1.08
1.06
$45.0
$30.0
$15.0
$0.0
$16.9
$17.2
$17.7
$18.2
$19.1
$19.3
$26.4
$33.7
$37.7
$39.7
1.10
1.10
1.10
1.10
1.10
1.10
1.12
1.14
1.14
1.14
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
(Budgeted)

Note: First Mortgage Indenture requires an MFI ratio of least 1.10x

Income Statement Excerpts

OglethorpePower

($ in thousands)	March 31, 2012	March 31, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Statement of Revenues and Expenses:					
Operating Revenues:					
Sales to Members	$295,230	$269,448	$1,224,238	$1,292,667	$1,144,012
Sales to Non-Members	23,994	326	166,040	1,478	1,249
Operating Expenses	257,168	203,839	1,152,458	1,054,896	921,139
Other Income	11,998	10,760	44,264	43,651	42,728
Net Interest Charges	60,534	60,585	(244,347)	(249,167)	(240,460)
Net Margin	**$13,520**	**$16,110**	**$37,737**	**$33,733**	**$26,390**
Margins for Interest Ratio[(a)]	**n/a**	**n/a**	**1.14x**	**1.14x**	**1.12x**
Average Power Cost (cents/kWh)	**6.28**	**6.77**	**6.25**	**5.71**	**5.67**
Sales to Members (MWh)	**4,702,799**	**3,982,856**	**19,574,145**	**22,644,790**	**20,191,657**

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe's having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.12x for 2009 and to 1.14x for 2010, 2011 and 2012, above the minimum 1.10x ratio required by the Indenture. Oglethorpe's Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future.

Balance Sheet Excerpts

($ in thousands)	March 31, 2011	December 31, 2011	December 31, 2010
Balance Sheet Data:			
Assets:			
Electric Plant:			
Net Plant in Service	$4,012,782	$4,007,281	$3,570,522
CWIP	$1,890,264	$1,784,264	$1,195,475
Nuclear Fuel	$300,736	$284,205	$249,563
Total Electric Plant	$6,203,782	$6,075,750	$5,015,560
Cash and Cash Equivalents	$402,368	$443,671	$672,212
Total Assets	$8,164,807	$8,078,829	$6,997,062
Capitalization:			
Patronage Capital and Membership Fees	$647,209	$633,689	$595,952
Accumulated Other Comprehensive Loss	$1,327	$618	($469)
Subtotal	**$648,536**	**$634,307**	**$595,483**
Long-term Debt and Obligations under Capital Leases	$5,749,026	$5,709,706	$4,836,415
Obligation under Rocky Mountain Transactions	$134,274	$132,048	$123,573
Long-term Debt and Capital Leases due within one year	$159,737	$172,818	$170,947
Total Long-Term Debt and Equities	**$6,691,573**	**$6,648,879**	**$5,726,418**
Equity Ratio[(a)]	**9.7%**	**9.5%**	**10.4%**

(a) The equity ratio is calculated, pursuant to Oglethorpe's First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $575 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements.

Consolidated System Equity

Consolidated System Equity – FYE 2011 ($ Millions)

	Patronage Capital	Total Capitalization	Equity Ratio
39 Members	$2,770	$5,969	46%
Oglethorpe	$634	$6,649 [a]	10%
Combined [b][c]	$2,770 [d]	$11,984 [d]	**23%**

(a) Includes long-term debt and capital leases due within one year, to correspond to Oglethorpe's First Mortgage Indenture calculation.

(b) Oglethorpe's debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness.

(c) This information constitutes non-GAAP financial measures. A reconciliation of such measures to the most directly comparable GAAP measures is set forth in the immediately preceding row of this table.

(d) "Patronage Capital" and "Total Capitalization" columns do not add down since Oglethorpe patronage capital (equity) is also included in Members' patronage capital.

Upcoming Financing Activity

Completed to date in 2012:

- Letter of Credit and remarketing agent substitution for $43.445 million Monroe 2010A Bonds (March)
- $32.38 million tax-exempt refinancing (April)

Upcoming in 2012:

- Potential DOE financing (3rd Quarter)
- Evaluate renewal of CoBank $150 million secured line of credit (4th Quarter)
- Evaluate need for additional taxable bond offerings(4th Quarter)

Oglethorpe is a Strong, Stable Credit

OglethorpePower

- One of the largest electric cooperatives in the United States.
- Oglethorpe has long-term, take-or-pay, joint and several Wholesale Power Contracts with its Members through 2050.
- Primarily residential customer base — approximately 2/3 of Members' MWh sales and operating revenue.
- Oglethorpe's formulary rate structure assures cost recovery. Inputs to rate formula are not subject to any regulatory approval. Changes to formulary rate schedule are subject to RUS approval.
- Members are not subject to regulation for rate setting purposes.
- Strong liquidity position.
- Well diversified power supply portfolio.
- Substantial value in existing resources.
- Strong, consistent operational and financial performance.
- Strong emphasis on risk management and corporate compliance.

Additional Information

- A link to this presentation will be posted on Oglethorpe's website www.opc.com.
- Oglethorpe's SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website.
- For additional information please contact:

Name	Title	Email Address	Phone Number
Betsy Higgins	Executive Vice President and Chief Financial Officer	betsy.higgins@opc.com	770-270-7168
Tom Brendiar	Director, Bank and Investor Relations	tom.brendiar@opc.com	770-270-7173
Joe Rick	Director, Capital Markets	joe.rick@opc.com	770-270-7240